U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 2, 2004
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                             ONE LINK 4 TRAVEL, INC
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               (Exact Name of Registrant as Specified in Charter)


                        Commission file number: 333-81922
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             Delaware                               43-1941213
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(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)


One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA        94105
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         (Address of principal executive offices)                 (Zip Code)


                                 (415) 293-8277
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               Registrant's telephone number, including area code

                             ONE LINK 4 TRAVEL, INC
                    Information to be Included In the Report

Item 4.  Changes in Registrant's Certifying Accountant.
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On August 2, 2004, One Link 4 Travel, Inc. (the "Company") dismissed Deloitte
Touche LLP ("Deloitte") as the Company's principal accountant. The decision to change accountants was approved by the Board of Directors of the Company.

The reports of Deloitte on the financial statements of the Company for either of the past two fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports stated that the Company's operating losses since inception raise substantial doubt about the Company's ability to continue as a going concern.

The Company does not believe there were disagreements with Deloitte for the years ended December 31, 2003 and 2002 and for interim periods through August 2, 2004 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports.

The Company has provided a copy of this Report to Deloitte and has requested that Deloitte furnish a letter addressed to the Commission stating whether Deloitte agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A letter from Deloitte is included as
Exhibit 16.1 to this Report, stating its agreement with the statements made by the Company in this Report.

On August 2, 2004, the Company engaged Stonefield Josephson, Inc. ("SJ") as the Company's certifying accountants to audit the financial statements of the Company for its fiscal year ending December 31, 2004. During the Company's two most recent fiscal years and the interim period prior to its agreement to engage Josephson as the Company's principal accountants, neither the Company nor anyone on its behalf has consulted SJ on either (i) the application of accounting principles to any transaction (completed or contemplated) or (ii) the type of audit opinion that might be rendered on the Company's financial statements and either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement or reportable event as such terms are defined in Item 304 of Regulation S-B.

The Company has delivered a copy of this report to SJ and requested SJ to furnish the Company with a letter addressed to the Commission stating whether SJ agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from SJ is included as Exhibit
16.2 to this Report, stating SJ's agreement with the statements made by the Company in this Report.

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


Item 7.  Financial Statements and Exhibits.
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(c) Exhibits.

         16.1     Letter from Deloitte Touche, LLP.

         16.2     Letter from Stonefield Josephson, Inc.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 ONE LINK 4 TRAVEL, INC
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                                                 (Registrant)


Date: August 6, 2004                             /s/ F.W. Guerin
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                                                 F.W. Guerin
                                                 Chief Executive Officer




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